                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                           FORM 8-K/A


                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 17, 1996
                                                  ------------

           Polish Telephones and Microwave Corporation
      ------------------------------------------------------
      (Exact name of registrant as specified in its Charter)


       Texas                     0-24622    	      75-2433637
- ---------------------------    -----------      ---------------
(State or other jurisdiction   (Commission	   (IRS Employer
     of incorporation)         File Number)   Identification No.)


433 East Las Colinas Boulevard, Suite 815, Irving, Texas    75039
- -----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (214) 831-8722
                                                   --------------


  -------------------------------------------------------------
(Former name or former address, if changed since last report.)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS



                         TABLE OF CONTENTS


                                                            PAGE
                                                           ------
     Telereunion, Inc. Balance Sheet -
          December 31, 1995                                   2

     Vextro de Mexico, S.A. de C.V. and affiliated
          Company Financial Statements -
          December 31, 1995                                   6

     Polish Telephones and Microwave Corporation
          Pro Forma Consolidated Condensed
          Financial Statements -
          December 31, 1995                                  22

     Telereunion, Inc. Balance Sheet -
          March 31, 1996                                     30

     Vextro de Mexico, S.A. de C.V. and affiliated
          Company Financial Statements -
          March 31, 1996                                     32

     Polish Telephones and Microwave Corporation
          Pro Forma Consolidated Condensed
          Financial Statements -
          March 31, 1996                                     40

     Signature Page                                          47



(logo)BDO        BDO Seidman, LLP                 Houston, Texas 77002-4501
                 Accountants and Consultants      Telephone (713)659-6551
                                                  Fax (713)659-3238





                       REPORT OF INDEPENDENT AUDITORS


Telereunion, Inc.
Houston, Texas


We have audited the accompanying balance sheet of Telereunion, Inc., as of December 31, 1995. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet if free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Telereunion, Inc. as of December 31, 1995, in conformity with generally accepted accounting principles.






                                        /s/ BDO Seidman, LLP

								BDO Seidman, LLP



Houston, Texas
April 12, 1996

                             TELEREUNION, INC.
                               BALANCE SHEET
                             DECEMBER 31, 1995

ASSETS

CURRENT:
  Cash                                               $ 9,734
  Receivable from stockholder (Note 3)                74,716
                                                     -------
    Total assets                                     $84,450
                                                     -------
                                                     -------

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES                                          $     -
                                                     -------

COMMITMENTS AND CONTINGENCIES (Note 4)

STOCKHOLDERS' EQUITY
  Common stock (par value $.001, 60,000
    shares authorized, 3,315,002 issued and
    outstanding)                                       3,315
  Additional paid-in capital                          81,135
                                                     -------
                                                     $84,450
                                                     -------
                                                     -------

            See accompanying notes to balance sheet

                     TELEREUNION, INC.

                   NOTES TO BALANCE SHEET

                     DECEMBER 31, 1995


NOTE 1 - NATURE OF BUSINESS AND BASIS OF PRESENTATION

     Telereunion, Inc. (the Company) is a Delaware corporation formed on March 6, 1995. The Company, which has 3,315,002 shares of common stock issued and outstanding, has had no business operations. The Company was formed for the purpose of being merged with Vextro de Mexico, S.A. de C.V. and Servicios Corporativos, S.A. de C.V. (collectively, "Vextro"), Mexican corporations, in in connection with Vextro's proposed redomestication, at which time the Company will succeed to all of the business operations, properties and rights and assume all of the obligations and liabilities of Vextro.

NOTE 2 - NEW ACCOUNTING PRONOUNCEMENTS

     In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS No. 123). SFAS No. 123 encourages entities to adopt the fair value method in place of the provisions of Accounting Principles Board Opinion No. 125, "Accounting for Stock Issued to Employees" (APB No. 125), for all arrangements under which employees receive shares of stock or other equity instruments of the employer or the employer incurs liabilities to employees in amounts based on the price of its stock. The Company has not yet determined if they will adopt SFAS No. 123. However, if the Company does not adopt SFAS No. 123, they will be required to provide additional disclosures beginning in 1996 providing pro forma effects as if the Company had elected to adopt SFAS No. 123.

NOTE 3 - RELATED PARTY TRANSACTIONS

    Prior to December 31, 1995, Telereunion, Inc. incurred expenses totalling $74,716 on behalf of and reimbursable by Vextro relating to the proposed merger (see Notes 4 and 6). These advances are not interest bearing and due on demand.

NOTE 4 - COMMITMENTS

     Effective June 15, 1995, the Company entered into a consulting agreement with an individual whereby the individual will render merger and acquisitions advice to the Company for $8,000 per month. The agreement is in effect indefinitely, and can be terminated by either party with 30 days notice.

     Effective August 1, 1995, the Company entered into another consulting agreement with a consulting company whereby the consulting company will render advice relating to the exploitation of private network services in Mexico for $8,500 per month, plus $1,000 overhead expense fee. The agreement is in effect indefinitely, and can be terminated by either party with 30 days notice.

                     TELEREUNION, INC.

                   NOTES TO BALANCE SHEET

                     DECEMBER 31, 1995


NOTE 5 - STOCK OPTIONS AND WARRANTS

     During September 1995, the Company entered into stock option agreements with various individuals, including stockholders of the Company, which allows the holders to purchase a total of 454,908 shares of the Company's common stock at an exercisable price of $.65 per share. At December 31, 1995, all the options were outstanding and expire in September 2005 (see Note 6).

     At December 31, 1995, the Company had outstanding warrants which allows the holders to purchase 663,000 shares of the Company's stock at $.65 per share and are exercisable in 25% increments based on the Company attaining specified levels of net income and expire during July 2005, if the conditions for vesting are not met. The warrants also terminate in the event of a merger, recapitalization or reorganization to the extent that they had not yet vested at that time.

NOTE 6 - SUBSEQUENT EVENTS

     In April 1996, the Company acquired 1,616,667 shares of capital stock of Vextro de Mexico, S.A. de C.V. and 9,700 shares of Corporativos Vextro, S.A. de C.V. for $81,194 and $2,000, resprectively, which represents a 97% ownership in each company.

     Since the Company had no operations at the time of its acquistion of Vextro, pro forma revenues and net income, as if the acquisition has occurred at earlier dates, would not differ materially from Vextro's historical financial position and operating results.

     The Company has entered into a letter of intent with a subsidiary of a public company, in which that entity would acquire all of the issued and outstanding stock of the Company for common and preferred stock and stock warrants.

     The preffered stock of the public company to be issued would be non-voting and have no dividend rights. The aggregate liquidation preferance, as defined, would be payable to the Company upon its attainment of a specified level of net equity or net income criteria achievable over an 18 month period. The preferred stock warrants contain vesting rights and become exercisable upon the attainment of a specified level of net equity over an 18 month period and on common stock warrants upon achieving scheduled earnings per share criteria. The preferred stock warrants expire in 18 months, if conditions for vesting are not met within that period and the common stock warrants expire, whether vested or exercisable, 7 years after the closing of the proposed transactions.

     In addition, as part of the letter of intent, all outstanding stock options and warrants of the Company will be converted to stock options and warrants of the public company. It is anticipated that 220,248 stock options will be issued at an exercise price of $1.35 expiring in 10 years; and that the 663,000 warrants outstanding at December 31, 1995 will terminate.

             REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Vextro de Mexico, S.A. de C.V. and Affiliated Company
Mexico City, Mexico


We have audited the accompanying combined balance sheets of Vextro de Mexico, S.A. de C.V. and affiliated company, as of December 31, 1995 and 1994 and the related combined statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Vextro de Mexico, S.A. de C.V. and affiliated company at December 31, 1995 and 1994, and the combined results of operations, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.




/s/ BDO Seidman


Mexico City
April 12, 1996

           VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
          COMBINED BALANCE SHEETS AS OF DECEMBER 31, 1995 AND 1994
                              (In U.S. Dollars)




                                                   1995             1994
                                             --------------    --------------
ASSETS:

CURRENT:
  Cash and cash equivalents                  $     84,167      $    252,505
  Trade accounts receivable, less allowance
    for doubtful accounts of $ 19,000
    and $ 6,000                                   973,726         1,087,258
  Inventories                                   1,504,193         1,290,414
  Income taxes receivable                          43,942           133,540
  Prepaid expenses and other                      114,373           102,481
                                             --------------    --------------
    Total current assets                        2,720,401         2,866,198
                                             --------------    --------------

  PROPERTY AND EQUIPMENT, less accumulated
    depreciation and amortization
      (Notes 2 and 3)                             356,797           177,128

  DEFERRED INCOME TAXES (NOTE 5)                  197,023            79,569

  OTHER ASSETS                                      4,467             9,362
                                             --------------    --------------
                                             $  3,278,688      $  3,132,257
                                             --------------    --------------
                                             --------------    --------------




        See accompanying notes to the combined financial statements.

           VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
          COMBINED BALANCE SHEETS AS OF DECEMBER 31, 1995 AND 1994
                              (In U.S. Dollars)

                                                   1995             1994
                                             --------------    --------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Trade accounts payable                     $  1,664,911      $  1,682,698
  Accrued liabilities                             482,807           308,979
  Capital lease obligations (Note 3)                    -            24,330
  Customer prepayments                            332,577            90,198
  Dividends payable                               156,205                 -
  Deferred income taxes (Note 5)                  391,863           324,108
  Employees' profit sharing payable                 2,674                 -
                                             --------------    --------------
    Total current liabilities                   3,031,037         2,430,313

  ACCRUED EMPLOYEE BENEFITS (NOTE 1)               27,808            23,655
                                             --------------    --------------
    Total liabilities                           3,058,845         2,453,968
                                             --------------    --------------

  COMMITMENTS AND CONTINGENCIES (NOTES 6 AND 9)

  STOCKHOLDERS' EQUITY
    Common stock, $ .30 par value; 333,000
    shares authorized                              99,900            99,900
  Legal reserve (Note 6)                           19,980             1,145
  Retained earnings (Note 6)                       96,460           573,741
  Effect of foreign currency translation(Note 1)    3,503             3,503
                                             --------------    --------------
    Total stockholders' equity                    219,843           678,289
                                             --------------    --------------
                                             $  3,278,688      $  3,132,257
                                             --------------    --------------
                                             --------------    --------------



        See accompanying notes to the combined financial statements.

           VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
                     COMBINED STATEMENTS OF OPERATIONS
               FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
                             (In U.S. Dollars)

                                                   1995             1994
                                             --------------    --------------
NET SALES                                    $  5,184,044      $  8,315,908
COST OF SALES                                   3,235,014         4,535,645
                                             --------------    --------------
GROSS PROFIT                                    1,949,030         3,780,263

SELLING, GENERAL AND ADMINISTRATIVE             1,582,346	         2,423,046
                                             --------------    --------------
OPERATING INCOME                                  366,684         1,357,217
                                             --------------    --------------
OTHER (EXPENSE) INCOME:
  Translation (loss) gain (Notes 1 and 4)        (156,243)            5,613
  Interest income                                  25,161            23,863
  Interest expense                               (157,169)          (25,754)
  Professional and consulting fees (Note 4)      (470,300)                -
  Other                                            88,067            40,629
                                             --------------    --------------
    Total other (expense) income, net            (670,484)           44,351
                                             --------------    --------------
(LOSS) INCOME BEFORE INCOME TAXES AND
  EMPLOYEES' PROFIT SHARING                      (303,800)        1,401,568
INCOME TAX (BENEFIT) EXPENSE (NOTE 5)              (4,233)          383,632
EMPLOYEES' PROFIT SHARING                           2,674                 -
                                             --------------    --------------
NET (LOSS) INCOME                            $   (302,241)     $  1,017,936
                                             --------------    --------------
                                             --------------    --------------
NET (LOSS) INCOME PER COMMON SHARE           $      (2.27)     $       7.65
                                             --------------    --------------
                                             --------------    --------------
WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING                              133,000           133,000
                                             --------------    --------------
                                             --------------    --------------

	See accompanying notes to the combined financial statements.

                         VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
                              COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY
                             FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
                                             (In U.S. Dollars)

                                                                                    Retained        Effect
                                               Common Stock             Legal       Earnings      of Foreign
                                         ------------------------      Reserve      (Deficit)      Currency
                                          Shares          Amount      (Note 6)      (Note 6)      translation         Total
                                         --------     -----------   -----------   -------------    ----------    ------------
BALANCE, December 31, 1993                33,000      $    9,900    $    1,145    $   (444,195)    $   5,283     $  (427,867)

Issuance of shares of common stock at
par, for cash on August 22, 1994         300,000          90,000             -               -        (1,780)         88,220

Net income for the year                        -               -             -       1,017,936             -       1,017,936
                                         -------      ----------    ----------    ------------     ---------     -----------
BALANCE, December 31, 1994               333,000      $   99,900         1,145    $    573,741     $   3,503     $   678,289

Transfer to legal reserve (Note 6)             -               -        18,835         (18,835)            -               -

Dividends payable                              -               -             -        (156,205)            -        (156,205)

Net loss for the year                          -               -             -        (302,241)            -        (302,241)
                                         -------      ----------    ----------    ------------     ---------     -----------
BALANCE, December 31, 1995               333,000      $   99,900    $   19,980    $     96,460     $   3,503     $   219,843
                                         -------      ----------    ----------    ------------     ---------     -----------
                                         -------      ----------    ----------    ------------     ---------     -----------







	See accompanying notes to the combined financial statements.

           VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
                     COMBINED STATEMENTS OF CASH FLOWS
               FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
                             (In U.S. Dollars)
              (Decrease) Increase in Cash and Cash Equivalents

                                                   1995             1994
                                             --------------    --------------
CASH (LOSS) FLOWS FROM OPERATING ACTIVITIES:
  Net (Loss) income                          $   (302,241)     $  1,017,936

  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Allowance for doubtful accounts              13,000            (4,000)
      Depreciation and amortization                76,000            36,102
      Allowance for inventory obsolescence          2,859             6,727
      Accrued employee benefits                     4,153             9,468
      Deferred income taxes                       (49,699)          349,731
      Employees' profit sharing                     2,674                 -

      Changes in assets and liabilities:
        Trade accounts receivable                 100,532          (420,909)
        Taxes receivable                           89,598           135,808
        Inventories                              (216,638)         (625,057)
        Prepaid expenses and other                 (6,997)           87,570
        Trade accounts payable                    (17,787)         (147,925)
        Accrued liabilities                       173,828           (84,971)
        Customer prepayments                      242,379          (275,023)
                                             --------------    --------------
NET CASH PROVIDED BY OPERATING ACTIVITIES         111,661            85,457
                                             --------------    --------------
NET CASH USED IN INVESTING ACTIVITIES:
  Capital expenditures                           (255,669)          (68,752)
                                             --------------    --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of common stock                              -            88,220
  Capital lease payments                          (24,330)          (39,782)
                                             --------------    --------------
NET CASH (USED IN) PROVIDED BY FINANCING
  ACTIVITIES                                      (24,330)           48,438
                                             --------------    --------------

NET (DECREASE) INCREASE IN CASH AND
  CASH EQUIVALENTS                               (168,338)           65,143

CASH AND CASH EQUIVALENTS, at beginning of period
  In U.S. Dollars                                 124,395                 -
  In local currency                                82,359           117,951
  Effect of exchange rate changes on cash          45,751            69,411
                                             --------------    --------------
CASH AND CASH EQUIVALENTS, at
  end of period                              $     84,167      $    252,505
                                             --------------    --------------
                                             --------------    --------------




           See accompanying notes to the combined financial statements.

           VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
                   NOTES TO COMBINED FINANCIAL STATEMENTS
                            (In U.S. Dollars)



NOTE 1- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Organization and Business

     The Company was incorporated in Mexico on October 21, 1986, and conducts substantially all of its business in Mexico. At the time of its inception, operations were primarily in the distribution and sale of electrical material and telephone cabling and equipment, including multiline switchboards and fax machines. In 1993 the Company expanded its operations to include the distribution and installation of telecommunications equipment. Presently, the Company's principal operation is concentrated in the sale of sophisticated telecommunications equipment. Small telephone and telecommunications equipment is sold through Mexican distributors and affiliates.

     During the third quarter of 1994, the Company established its integrated systems division. This division is focused on the design, lease, service, manufacturing and installation of private telecommunication networks and related equipment, including data, voice and imaging systems.


Basis of Presentation

     The accompanying combined financial statements present the combined financial position and results of operations of Vextro de Mexico, S.A. DE C.V. ("Vextro") and Servicios Corporativos Vextro, S.A. de C.V. ("Servicios"), Servicios is engaged in rendering administrative, technical and commercial services to Vextro and has identical shareholder ownership as in Vextro. All intercompany balances and transactions have been eliminated.


Translation of Foreign Currency

     Although the Company maintains its books and records in the local currency (i.e., the Mexican Peso), its transactions are principally conducted in U.S. dollars, and consequently, the U.S. dollars its functional currency. Accordingly, its assets and liabilities have been remeasured at year-end and period-end exchange rates, except inventories, equipment and stockholders'
equity accounts which have been remeasured at historical rates.   The
statements of operations have been remeasured at average rates of exchange for the year and the period, except cost of sales and depreciation, which have been remeasured at historical rates. The Company's initial cumulative remeasurement adjustment has been recorded as a separate component of stockholders' equity at January 1, 1993.

     Translation gain (loss) result from 1) realized exchange gain (loss) on foreign currency during the year and 2) the effects of the devaluation of the Mexican Peso to the U.S. Dollar on the Company's Mexican Peso denominated net monetary assets and liabilities during the year.

           VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
                   NOTES TO COMBINED FINANCIAL STATEMENTS
                            (In U.S. Dollars)


NOTE 1- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


Cash and Cash Equivalents

     For purposes of the statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents. At December 31, 1994 the Company had approximately $ 61,000, in short-term investments included in cash equivalents. All cash deposits are with Mexican banks and, accordingly, are subject to the Mexican Central Bank guarantees in the event such banks experience bankruptcy or other financial difficulties.


Inventories

     The Company's inventories consist primarily of telephone, computer and telecommunication equipment and related parts and supplies. Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method.


Property and Equipment

     Property and equipment are stated at cost. Depreciation is computed using the straight-line method for financial and income tax reporting purposes. Expenditures for small tools, maintenance and repairs are expensed as incurred.


Revenue Recognition

     Revenue is recognized at the time the equipment is shipped or the service is provided.


(Loss) Income per Common Share

     (Loss) income per common share is computed by dividing the net (loss) income by the weighted average number of common shares outstanding, or assumed outstanding during each year presented.

           VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
                   NOTES TO COMBINED FINANCIAL STATEMENTS
                            (In U.S. Dollars)


NOTE 1- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


Employee Benefits

     In accordance with Federal labor law in the resolution of "National commissions for employees' profit sharing", employees are entitled to 10% of the fiscal profits from operations of the Company (i.e. Servicios Corporativos Vextro, S.A. de C.V., which was all the employees of the Company) for each tax period, which are computed in accordance with the income tax law in force. During the year ended December 31, 1995 the Company recognized $ 2,674 in profit sharing expense and, during the year ended December 31, 1994, there was no profit sharing expense recognized because Servicios incurred a fiscal loss from operations.

     Under Mexican Law, employees with fifteen years or more of service to the Company are entitled to seniority premiums in the event that their employment
is terminated by the Company.   Accordingly, seniority premiums are recognized
as expenses as these premiums accrue. The Company's accrued benefits amounted to approximately $ 4,000, $ 10,000 for the years ended December 31, 1995 and 1994, based on salaries in effect as of those dates. The Company has recognized related accrued liabilities of approximately $ 28,000 and $ 24,000 at December 31, 1995 and 1994, respectively.

     The Mexican Federal Labor Law also requires companies to provide indemnity compensation to employees in the event of dismissal, based upon certain length of service requirements. The Company charges such compensation to income in the year in which it becomes payable (see Note 9).


Income Taxes

     Vextro de Mexico, S.A. de C.V. and Servicios each file individual income tax returns. Accordingly, the taxes on income in the accompanying financial statements reflect the individual company combine tax effects.


Accounting estimates

     The accompanying financial statements are prepared in conformity with generally accepted accounting principles which requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The actual results could differ from those estimates.

           VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
                   NOTES TO COMBINED FINANCIAL STATEMENTS
                            (In U.S. Dollars)


NOTE 1- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Concluded)


New Accounting Pronouncements

     In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121 "Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" (SFAS No. 121). SFAS No. 121 requires, among other things, that impairment losses on assets to be held, and gains or losses from assets that are expected to be disposed of, be included as a component of income from continuing operations. The Company will adopt SFAS No. 121 in 1996 and its implementation is not expected to have a material effect on the combined financial statements.


NOTE 2- PROPERTY AND EQUIPMENT

     The Company's property and equipment at December 31, 1995 and 1994 consisted of the following:

                                    Estimated
                                   useful lives
                                     (years)         1995        1994
                                   ------------   ----------  ----------
Vehicles (Note 3)                        5        $  73,147   $ 106,252
Data processing equipment                4          192,951      46,497
Furniture and fixtures                  10          100,181      63,718
Machinery and equipment                 10           24,951      23,567
Leasehold improvements                  20           99,346      32,789
                                                  ----------  ----------
                                                    490,576	     272,823
Less- Accumulated depreciation and amortization    (133,779)    (95,695)
                                                  ----------  ----------
Net property and equipment                        $ 356,797   $ 177,128
                                                  ----------  ----------
                                                  ----------  ----------

           VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
                   NOTES TO COMBINED FINANCIAL STATEMENTS
                            (In U.S. Dollars)


NOTE 3- OBLIGATIONS UNDER CAPITAL LEASE

     The Company's obligations under capital lease related to four vehicle lease agreements. The interest rate of 23.62% per annum, is fixed for the term such obligations. The leased vehicles with a book value of $ 34,504 at December 31, 1994 are pledged as collateral for these obligations. All obligations under these leases were completed during the year ended December 31, 1995.


NOTE 4.-  OTHER NON-OPERATING EXPENSES

     During 1995, the Company initiated extensive efforts in preparation for a potential public offering in the U.S., including due dilligence efforts on previously identified acquisiton candidates, which were to be acquired simultaneously with the Initial Public Offering.

     Pursuant to these efforts, the Company incurred significant professional fees, including attorney, accounting and consulting fees, considered as special
projects  not  part of the Company's normal operations.   These  fees  totaling
approximately $ 470,000 were charged against operations as non-operating expenses for the year ended December 31, 1995 since those efforts were not successful.

     In addition, the Company realized exchange losses totaling approximately $ 43,000 on $ 135,000 in payments of such professional fees payables as of December 31, 1995. Such realized exchange losses have been classified in translation loss in the accompanying statement of operations for the year ended December 31, 1995.


NOTE 5- INCOME TAXES

     The components of the net current deferred tax liability at December 31, 1995 and 1994 are as follows:

                                                   1995             1994
                                             --------------    --------------
Allowance for doubtful accounts              $      6,487      $      2,088

Customer prepayments                              113,076            30,667
                                             --------------    --------------
Gross current deferred tax asset                  119,563            32,755

Differences in basis of inventory                (511,426)         (356,863)
                                             --------------    --------------
Net current deferred tax liability           $   (391,863)     $   (324,108)
                                             --------------    --------------
                                             --------------    --------------


           VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
                   NOTES TO COMBINED FINANCIAL STATEMENTS
                            (In U.S. Dollars)


NOTE 5- INCOME TAXES (Continued)

The components of the long-term deferred tax assets at December 31, 1995 and 1994 are as follows:

                                                   1995             1994
                                             --------------    --------------
Net operating loss carryforward              $    209,389      $     63,042

Differences between net book value of property
  and equipment for financial statement and tax
  reporting purposes                              (24,602)            6,119

Differences in accrued employee benefits for
  financial statement and tax reporting
  purposes                                         12,236            10,408
                                             --------------    --------------
Net long-term deferred tax asset             $    197,023      $     79,569
                                             --------------    --------------
                                             --------------    --------------


     The components of income tax (benefit) expense at December 31, 1995 and 1994 are as follows:

                                                   1995             1994
                                             --------------    --------------
Federal:
  Deferred                                   $    (49,699)     $    349,731

Tax on assets:
  Current                                          45,466            33,901
                                             --------------    --------------
                                             $     (4,233)     $    383,632
                                             --------------    --------------
                                             --------------    --------------

     In accordance with the Mexican Tax Law, a Company is subject to taxes based upon the greater of 34% of taxable income and 1.8% and 2% of net assets during the years ended December 31, 1995 and 1994, respectively, as defined in the Tax Law.

           VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
                   NOTES TO COMBINED FINANCIAL STATEMENTS
                            (In U.S. Dollars)


NOTE 5-  INCOME TAXES (Continued)

     Deferred income taxes result from differences in the recognition of revenues and expenses for tax and financial reporting purposes. A significant difference relates to the treatment of inventories under the Mexican Tax Law. Under this law, the cost of sales for financial statement purposes is not deductible for tax purposes, instead, inventory purchases are deductible for tax purposes in the year in which they are made. The sources of those differences and the related tax effects are as follows:

                                                   1995             1994
                                             --------------    --------------
Allowance for doubtful accounts              $     (4,399)     $     58,201
Change in deferred tax assets on net
  operating loss carryforward                    (146,347)           71,649
Differences in basis of inventory                 154,563           128,057
Differences in basis of property and
  equipment for financial statement
  and tax reporting purposes                       30,721             2,482
Differences in accrued employee benefits
  for financial statement and tax
  return purposes                                  (1,828)           (4,166)
Customer prepayments                              (82,409)           93,508
                                             --------------    --------------
Deferred income tax (benefit) expense        $    (49,699)     $    349,731
                                             --------------    --------------
                                             --------------    --------------

     The effective tax rates on income before taxes differs from the Mexican federal statutory rate. The following summary reconciles taxes at the maximum federal statutory rate with the effective rates:

                                                        1995      1994
                                                       ------    ------
Income taxes at the Mexican statutory rate             (34%)      34%
Increase (decrease) in tax rate resulting from:
  Permanent differences-
    Translation loss                                    17%        -
    Inflation tax adjustments                          (14%)     (12%)
    Non-deductible items                                15%        3%
    Tax on assets                                       15%        2%
                                                       ------    ------
                                                        (1%)      27%
                                                       ------    ------
                                                       ------    ------


           VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
                   NOTES TO COMBINED FINANCIAL STATEMENTS
                            (In U.S. Dollars)


NOTE 5-  INCOME TAXES (Concluded)

     In accordance with Mexican income tax law, the Company may carryforward a tax loss for ten years. The Company utilized approximately $ 37,800 of net operating loss carryforward to offset taxable income for the year ended December 31, 1994. At December 31, 1995, the Company had available operating loss carryforwards of approximately $ 616,000 which will expire as follows:

				   Amount
                       -------------
      2004             $    181,000
      2005                  435,000
                       -------------
                       $    616,000
                       -------------
                       -------------


NOTE 6-  RETAINED EARNINGS

     Under Mexican Law, the Company is required to make on annual transfer of 5% of its net income after taxes from retained earnings, subsequent to the year earned, to a legal reserve until the legal reserve is at least equal to 20% of the Company's capital stock. A transfer with respect to net income earned in 1994 amounting to $ 18,835 was made in 1995.

     Additionally, under Mexican Law, dividends paid from previously taxed earnings are free of tax. Retained earnings at December 31, 1995 include approximately $ 82,552, and $ 133,000 respectively, of previously taxed earnings which can be distributed to the Company's shareholders free of taxes. In the event dividends are paid from earnings which have not been previously taxed, a company's liability on such dividends would be at a 34% tax rate multiplied by a factor of 1.515. Capital stock reductions in excess of capital contributions, in accordance with the procedures established by the Mexican Income Tax Law, are subject to the same tax treatment as dividends (See Note
10).


NOTE 7-  CONCENTRATION OF CREDIT RISK

     The Company makes substantially all of its sales to customers located in
Mexico.   Mexican sales are entered into using the Company's established price list, which is primarily stated in U.S. Dollars, converted to Mexican Pesos at
the then prevailing exchange rate.   Accordingly, from, the time of a sale
until the subsequent collection of the receivable, the Company is exposed to foreign currency risk in the event of any further devaluation of the Mexican Peso.

           VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
                   NOTES TO COMBINED FINANCIAL STATEMENTS
                            (In U.S. Dollars)


NOTE 7-  CONCENTRATION OF CREDIT RISK (Concluded)

     During the years ended December 31, 1995 and 1994, the Company derived revenues from a single customer representing 22% and 50% of total revenues,
respectively.   Likewise, during the year ended December 31, 1995 the Company made purchases from two suppliers representing 76% and 17%. During the year ended December 31, 1994 the Company made purchases from a single supplier representing 78%, of its total purchases.


NOTE 8-  SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

     The Company made payments of interest and taxes during the years ended December 31, 1995 and 1994 as follows:

                                                   1995             1994
                                             --------------    --------------
Interest                                     $    156,756      $     25,753
Tax on assets (see Note 5)                         45,466            33,901



NOTE 9- COMMITMENTS AND CONTINGENCIES

Leases

     The Company leases its office building under an operating lease that expires in 1998. Under the terms of the lease, the Company is obligated to make minimum rental payments totalling $ 37,964 in 1996, 1997 and 1998.

     Rent expense for the years ended December 31, 1995 and 1994 was $ 30,425 and $ 27,294, respectively.


Contingent Severance Compensation

     Under the terms of the Mexican Labor Law, employees who are dismissed without just cause, as defined, are entitled to severance compensation. The required amount of severance pay is three months salary plus twenty days salary for each year of service of the employee. To date, the Company has not experienced terminations having a material affect on its financial position and results from operations and, consequently, has not provided a contingency reserve for future severance compensation.

           VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
                   NOTES TO COMBINED FINANCIAL STATEMENTS
                            (In U.S. Dollars)


NOTE 10-  SUBSEQUENT EVENT

     On April 12, 1996, the shareholders approved a reduction of its outstanding shares of capital stock of Vextro de Mexico, S.A. de C.V. from 330,000 shares to 50,000 shares ($ 90,000 and $ 15,000, respectively) through the Company's purchase and cancellation of 280,000 shares of stock from the shareholders for a consideration totaling $ 68,113 (Using the exchange rate of 7.6 Mexican Pesos to the U.S. Dollars as of the date of the transaction in
1996).

     On April 13, 1996, the Company's shareholders approved the issuance of 1,616,667 shares of additional capital stock of Vextro de Mexico, S.A. de C.V. for sale to Telereunion, Inc., a U.S. holding company, for $ 81,194 and 9,700 aditional shares of stock of Servicios for sale to Telereunion for $
2,000.   Consequently, the Company is now  97% owned by Telereunion, Inc. and
3% by the current shareholders of the Company.

     For financial reporting purposes, the Company will be deemed the acquiring entity and this transaction will be recorded as an "equity restructuring.
Since Telereunion, Inc. had no operations at the time of its acquisition of the Company, proforma revenues and as if acquisition has occurred at earlier dates, would not differ materially from the Company's historical financial position and operating results.

(Logo)                   HOFFMAN, McBRYDE & CO., P.C.
                         Certified Public Accountants
                                 DALLAS, TEXAS

                       INDEPENDENT ACCOUNTANTS' REPORT


April 30, 1996


The Board of Directors and Stockholders
Polish Telephones And Microwave Corporation

We have reviewed the pro forma adjustments reflecting the transactions described in Note 1 and the application of those adjustments to the historical amounts in the accompanying pro forma consolidated condensed balance sheet at December 31, 1995, and the related pro forma consolidated condensed statement of operations for the year ended December 31, 1995. The historical consolidated condensed financial statements are derived from the historical consolidated financial statements of Polish Telephones And Microwave Corporation, which were audited by us and on which we have issued our report dated March 27, 1996, the financial statement of Telereunion, Inc. and the combined financial statements of Vextro De Mexico, S.A. De C.V. and Affiliated Company, which were audited by other accountants and are incorporated by reference. Such pro forma adjustments are based upon management's assumptions described in Note 2. Our review was conducted in accordance with standards established by the American Institute of Certified Public Accountants.

A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion.

The objective of this pro forma financial information is to show what the significant effects on the historical information might have been had the transactions occurred at an earlier date. However, the pro forma consolidated condensed financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transactions actually occurred earlier.

Based on our review, nothing came to our attention that caused us to believe that management's assumptions do not provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned transactions described in Note 1, that the related pro forma adjustments do not give appropriate effect to those assumptions, or that the pro forma column does not reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma consolidated condensed balance sheet at December 31, 1995, and the related pro forma consolidated condensed statement of operations for the year ended December 31, 1995.


                        /S/ Hoffman, McBryde & Co., P.C.

HOFFMAN, MCBRYDE & CO., P.C.

                                  POLISH TELEPHONES AND MICROWAVE CORPORATION
                                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                               DECEMBER 31, 1995

                                                       ASSETS

                                                                                             PRO FORMA
                                             PTMC      TELEREUNION            VEXTRO        ADJUSTMENTS              PRO FORMA
                                          ---------    -----------          ---------       -----------              ----------
Current Assets:
   Cash and cash equivalents            $   173,255     $    9,734         $   84,167       $   (68,113) (1)       $    199,043
   Short term investments                 3,471,615              -                  -                 -               3,471,615
   Accounts receivable                      104,891         74,716            973,726           (74,716) (2)          1,078,617
   Inventories                              411,000              -          1,504,193                                 1,915,193
   Other current assets                     133,052              -            158,315                                   291,367
                                          ---------        -------          ---------         ---------              ----------
            Total current assets          4,293,813         84,450          2,720,401          (142,829)              6,955,835

Property and equipment, net                 153,798              -            356,797                                   510,595
Excess of cost over net assets
   of businesses acquired                         -              -                  -           (72,208) (3)          2,700,622
                                                                                              2,772,830  (4)
Deferred income tax                               -              -            197,023                                   197,023
Other assets                                 50,320              -              4,467                 -                  54,787
                                          ---------        -------          ---------         ---------              ----------
                                        $ 4,497,931     $   84,450         $3,278,688       $ 2,557,793            $ 10,418,862
                                          ---------        -------          ---------         ---------              ----------
                                          ---------        -------          ---------         ---------              ----------

                                                           (continued)







             See accountants' review report and notes to pro forma consolidated condensed financial statements.

                                  POLISH TELEPHONES AND MICROWAVE CORPORATION
                                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                               DECEMBER 31, 1995

                                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                             PRO FORMA
                                             PTMC      TELEREUNION            VEXTRO        ADJUSTMENTS              PRO FORMA
                                          ---------    -----------          ---------       -----------              ----------
Current liabilities:
   Accounts payable                     $   178,705     $        -         $1,664,911                 -            $  1,843,616
   Accrued liabilities                       33,835              -            485,481                 -                 519,316
   Dividends payable                              -              -            156,205                 -                 156,205
   Customer prepayments                           -              -            332,577                 -                 332,577
   Deferred income tax                            -              -            391,863                 -                 391,863
                                          ---------    -----------          ---------       -----------              ----------
            Total current liabilities       212,540              -          3,031,037                 -               3,243,577

Accrued employee benefits                         -              -             27,808                 -                  27,808
Minority interests                          695,446              -                  -       $     4,806  (3)            700,252
Stockholder's equity:
   Preferred stock                                -              -                  -                 -                       -
   Series A preferred stock                       -              -                  -                                         -
   Series B non-voting, non-partici-
        pating preferred stock                    -              -                  -               380  (4)                380
   Common stock                               1,890          3,315             99,900           (84,810) (1)              3,495
                                                                                                (15,090) (3)
                                                                                                  1,605  (4)
                                                                                                 (3,315) (4)
   Additional paid-in capital             8,113,238         81,135                  -           (81,135) (4)         10,968,533
                                                                                              2,855,295  (4)
   Effect of foreign currency translation         -              -              3,503            (3,503) (3)                  -
   Unpaid capital subscriptions            (600,000)             -                  -                                  (600,000)
   Legal reserve                                  -              -             19,980           (19,980) (3)                  -
   Retained earnings (deficit)           (3,925,183)                           96,460            16,697  (1)         (3,925,183)
                                                                                                (74,716) (2)
                                                                 -                              (38,441) (3)
                                          ---------    -----------          ---------       -----------              ----------
                                          3,589,945         84,450            219,843         2,552,987               6,447,225
                                          ---------    -----------          ---------       -----------              ----------
                                        $ 4,497,931     $   84,450         $3,278,688       $ 2,557,793            $ 10,418,862
                                          ---------    -----------          ---------       -----------              ----------
                                          ---------    -----------          ---------       -----------              ----------

            See accountants' review report and notes to pro forma consolidated condensed financial statements.

                             POLISH TELEPHONES AND MICROWAVE CORPORATION
                       PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                                          DECEMBER 31, 1995


                                                                                             PRO FORMA
                                             PTMC      TELEREUNION            VEXTRO        ADJUSTMENTS              PRO FORMA
                                          ---------    -----------          ---------       -----------              ----------
Revenues                                $ 1,108,473     $        -         $5,184,044                              $  6,292,517
Cost of revenues                            619,431              -          3,235,014                                 3,854,445
                                          ---------    -----------          ---------       -----------              ----------
Gross profit                                489,042              -          1,949,030                                 2,438,072

Selling, general and administrative
   expense                                1,397,688              -          1,582,346       $    74,716  (2)          3,054,750
                                          ---------    -----------          ---------       -----------              ----------
Income (loss) from operations              (908,646)             -            366,684           (74,716)               (616,678)

Interest expense                             (1,639)             -           (157,169)                                 (158,808)
Other income (expense)                      230,587              -           (515,989)                                 (285,402)
                                          ---------    -----------          ---------       -----------              ----------
Loss before income taxes
   and minority interests                  (679,698)             -           (306,474)          (74,716)             (1,060,888)

Provision for income tax
   expense (benefit)                         28,051              -             (4,233)                                  (23,818)
Utilization of loss carry forwards          (28,051)             -                  -                                    28,051
                                          ---------    -----------          ---------       -----------              ----------
Loss before minority interests             (679,698)             -           (302,241)          (74,716)             (1,056,655)
Minority interests in subsidiaries' losses    6,633              -                  -            11,309  (3)             17,942
                                          ---------    -----------          ---------       -----------              ----------
Net loss                                $  (673,065)    $        -         $ (302,241)      $   (63,407)           $ (1,038,713)
                                          ---------    -----------          ---------       -----------              ----------
                                          ---------    -----------          ---------       -----------              ----------
Net loss per common and common equivalent share                                                                    $      (0.27)
                                                                                                                     ----------
Weighted average number of common and common equivalent shares outstanding                                            3,846,742
                                                                                                                     ----------



             See accountants' review report and notes to pro forma consolidated condensed financial statements.

                    POLISH TELEPHONES AND MICROWAVE CORPORATION
           NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
               DECEMBER 31, 1995 AND THE YEAR ENDED DECEMBER 31, 1995


1.   PRO FORMA ADJUSTMENTS

	The adjustments applied to the historical amounts in the accompanying pro forma consolidated condensed financial statements of Polish Telephones And Microwave Corporation (the Company) are as follows:

     (1)	Adjustment to reflect the subsequent retirement of 280,000 shares of common stock of Vextro De Mexico, S.A. De C.V. (Vextro) and 2,700 shares of common stock of its affiliated company (Affiliate) in exchange for $68,113.

     (2) Adjustment to reflect the subsequent reclassification of amounts due to Telereunion, Inc. (Telereunion) from one of its stockholders for expenses incurred in connection with the proposed merger to administrative expense of Vextro.

     (3) Adjustment to reflect the subsequent issuance to Telereunion of 1,616,667 shares of common stock (97%) of Vextro and 9,700 shares of common stock (97%) of Affiliate in exchange for $81,194 and $2,000, respectively, and the consolidation of the financial statements of Telereunion, Vextro and Affiliate.

     (4) Adjustment to reflect the proposed issuance by the Company of 380,000 shares of Series B non-voting, non-participating preferred stock and 1,605,000 shares of its common stock in exchange for all of the outstanding shares of common stock of Telereunion in connection with the proposed reverse triangular merger, and the consolidation of the financial statements of the Company, Telereunion and their subsidiaries.


2.   SUMMARY OF SIGNIFICANT ASSUMPTIONS

     Significant management assumptions underlying the pro forma adjustments described in Note 1. are as follows:

     a. The capital stock transactions of Vextro and Affiliate, the acquisition by Telereunion of 97% of the common stock of Vextro and Affiliate and the execution of the proposed reverse triangular merger by which Telereunion will become a wholly-owned subsidiary of the

         Company have been reflected retroactively as though the transactions occurred as of December 31, 1995, for presentation in the pro forma consolidated condensed balance sheet, and as of January 1, 1995, for presentation in the pro forma consolidated condensed statement of operations.

     b. The Company will finalize and close an agreement with Telereunion for a reverse triangular merger, which provides that the Company will create a wholly-owned subsidiary which will merge with and into Telereunion in exchange for all of the outstanding shares of ownership of Telereunion being converted into the following securities of the
         Company:

         (1) 380,000 shares of Series B non-voting, non-participating preferred stock, par value $.001, which is preferred only with respect to redemption or liquidation at par upon the attainment of certain equity increase or cash flow goals.

         (2)  1,605,000 shares of common stock.

         (3) warrants for the purchase of 95,000 shares and 2,500,000 shares of common stock (Series A warrants and Series B warrants, respectively).

              The Series A warrants will be exercisable at a price equal to the average closing price of the Company's common stock as quoted on the NASDAQ exchange for the twenty days preceding December 22, 1995 (agreed by the parties to be $2.19 per share), if, within eighteen months of the closing of the agreement, (a) the bid price for the Company's common stock on the NASDAQ exchange is $12.00 per share or higher for ninety consecutive days, or (b) the net consolidated shareholders' equity of the Company increases at least $5,000,000 from the date of the closing. The warrants expire after the eighteen month period if neither condition is met and unconditionally after seven years from the date of the closing.

              The Series B warrants will be exercisable at $2.19 per share forty percent (1,000,000 shares) upon the Company achieving fully-diluted earnings per share of $.315, an additional forty percent (total 2,000,000 shares) upon the Company achieving fully-diluted earnings per share of $.458, and the final twenty percent (total 2,500,000 shares) upon the Company achieving fully-diluted earnings per share of $.75. Only the number of shares under the Series B warrants which would be exercisable are given weight in calculating fully-diluted earnings per share, whether or not they are dilutive, and earnings are measured before charges for depreciation, amortization and any charges resulting from the vesting of warrants related to the merger.
              The Series B warrants become fully exercisable upon the bid price for the Company's common stock on the NASDAQ exchange being $12.00 per share or higher for ninety consecutive days, and they expire unconditionally after seven years from the date of the closing.

              Also as part of the agreement, outstanding options to purchase 454,908 shares of Telereunion common stock at a price of $.65 per share will be converted into options to purchase 216,618 shares of common stock of the Company at $1.35 per share. The options will expire in ten years after the date of the closing. Outstanding warrants for the purchase of 663,000 shares of Telereunion common stock will be terminated upon closing of the agreement.

     c. The merger transaction described above is valued at an assumed market price of $1.78 per share of common stock of the Company, which was the closing price on the NASDAQ exchange on December 27, 1995( the day before the press release announcing the plan for merger), and the par value of the Series B non-voting, non-participating preferred stock, which are issued in exchange for all of the shares of ownership of Telereunion. The transaction is accounted for as a purchase.

     d. The net book values of the net assets of Telereunion and its subsidiaries approximate their fair market values, and the amount by which the value of the Company's securities issued in connection with the merger transaction exceed the net book values of the net assets of Telereunion and its subsidiaries is recorded as an asset and presented as the excess of cost over net assets of businesses acquired.


3.	COMMON AND PREFERRED STOCKS

     After the closing of the merger transaction described above, the Company would have the following capitalization as of December 31, 1995:

          Preferred stock, $.001 par value; 4,000,000 shares
          authorized, no shares issued and outstanding,
          without defined preference rights                     $          -

          Series A preferred stock, $.001 par value; 1,000,000
          shares authorized, no shares issued and outstanding,
          preference rights limited to liquidation of the Company          -

          Series B preferred stock, $.001 par value; 380,000
          shares authorized, issued and outstanding, preference
          rights limited to redemption and liquidation of the
          Company under specified conditions                             380

          Common stock, $.001 par value; 10,000,000 shares
          authorized, 3,495,442 shares issued and outstanding          3,495





                                     28


          Additional paid-in capital                              10,968,533

          Unpaid capital subscriptions                              (600,000)

          Accumulated deficit                                     (3,925,183)
                                                                  -----------
          Total stockholders' equity                            $  6,447,225
                                                                  -----------
                                                                  -----------

4.	NET LOSS PER COMMON AND COMMON EQUIVALENT SHARE

     The net loss per common and common equivalent share is based on the weighted average number of shares of common stock outstanding, including the shares issued in connection with the merger transaction described above as though they were outstanding for the entire year. Common equivalent shares include stock options for 196,394 shares granted at prices below the average fair market (trading) price of $2.34 per share, as if they were outstanding for the entire year, calculated by the treasury stock method for the period prior to actual issuance, and the Series A warrants, the Series B warrants and the stock options to be issued in connection with the merger transaction, all exercisable at prices below the average fair market price and calculated by the treasury stock method.

                               TELEREUNION, INC.
                                 BALANCE SHEET
                                MARCH 31, 1996


ASSETS

CURRENT:
   Cash                                                $   7,656
   Receivable from stockholder                            76,794
                                                       ----------
      Total Assets                                     $  84,450
                                                       ----------
                                                       ----------



LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES                                            $       -

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
   Common stock (par value $.001, 60,000,000
     shares authorized, 3,315,002 issued and
     outstanding)                                          3,315
   Additional paid-in capital                             81,135
                                                       ----------
                                                       $  84,450
                                                       ----------
                                                       ----------







See accompanying notes to balance sheet

                               TELEREUNION, INC.
                            NOTES TO BALANCE SHEET
                                MARCH 31, 1996


NOTE 1 - NATURE OF BUSINESS AND BASIS OF PRESENTATION

     Telereunion, Inc. (the Company) is a Delaware corporation formed on March 6, 1995. The Company, which has 3,315,002 shares of common stock issued and outstanding, has had no business operations. The Company was formed for the purpose of being merged with Vextro de Mexico, S.A. de C.V. and Servicios Corporativos, S.A. de C.V. (collectively, "Vextro"), Mexican corporations, in in connection with Vextro's proposed redomestication, at which time the Company will succeed to all of the business operations, properties and rights and assume all of the obligations and liabilities of Vextro.


NOTE 2 - RELATED PARTY TRANSACTIONS

    Prior to March 31, 1996, Telereunion, Inc. incurred expenses totalling $76,794 on behalf of and reimbursable by Vextro relating to the proposed merger. These advances are not interest bearing and due on demand.

      VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
           COMBINED BALANCE SHEET AS OF MARCH 31, 1996
                        (In U.S. Dollars)


                                                    March 31,
                                                      1996
                                                  ------------
ASSETS:

Current:
  Cash and cash equivalents                       $   115,353
  Trade accounts receivable, less allowance for
    doubtful accounts of $ 19,400                     947,802
  Inventories                                         943,628
  Income taxes receivable                              50,251
  Prepaid expenses and other                          119,798
                                                  ------------
                                                    2,176,832
                                                  ------------


  Property and Equipment, less accumulated
    depreciation and amortization (Note 1)            447,418

  Deferred Income Taxes (Note 2)                       31,646
                                                  ------------

  Other Assets                                          5,353
                                                  ------------

                                                  $ 2,661,249
                                                  ------------
                                                  ------------



     See accompanying notes to the combined financial statements.

    VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
           COMBINED BALANCE SHEET AS OF MARCH 31, 1996
                        (In U.S. Dollars)


                                                    March 31,
                                                      1996
                                                  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

  Current Liabilities:
  Trade accounts payable                          $ 1,678,854
  Accrued liabilities                                 417,189
  Capital lease obligations                            42,491
  Customer prepayments                                 41,153
  Dividend payable                                    132,802
  Deferred income taxes (Note 2)                      300,242
                                                  ------------
    Total current liabilities                       2,612,731
                                                  ------------

  Accrued Employee Benefits                            12,669
                                                  ------------
    Total Liabilities                               2,625,400
                                                  ------------

  Commitments and Contingencies

  Stockholders' Equity
    Common stock, $.30 par value; 333,000
    shares authorized                                  99,900
  Legal reserve                                        19,980
  Accumulated (losses) earnings                       (87,534)
  Effect of foreign currency translation                3,503
                                                  ------------
     Total stockholders' equity                        35,849
                                                  ------------
                                                  $ 2,661,249
                                                  ------------
                                                  ------------

   See accompanying notes to the combined financial statements.

      VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
                 COMBINED STATEMENT OF OPERATION
            FOR THE THREE MONTHS ENDED MARCH 31, 1996
                        (In U.S. Dollars)


                                                    March 31,
                                                      1996
                                                  ------------
Net Sales                                         $ 1,616,703

Cost of Sales                                       1,187,856
                                                  ------------
Gross Profit                                          428,847

Selling, General and Administrative expenses          410,919
                                                  ------------
Operating Income                                       17,928
                                                  ------------
Other (Expenses) Income:
  Translation loss (Note 3)                          (207,249)
  Interest income                                       1,537
  Interest expense                                    (31,735)
  Other (Note 4)                                      114,119
                                                  ------------
    Total other expenses, net                        (123,328)
                                                  ------------
Loss Before Income Taxes and
  Employees' Profit Sharing                          (105,400)

Income Tax Expense (Note 2)                           101,997
                                                  ------------
Net Loss                                          $  (207,397)
                                                  ------------
                                                  ------------

Net Loss Per Common Share                         $     (1.56)
                                                  ------------
                                                  ------------
Weighted Average Number of Common
  Shares Outstanding                                  133,000
                                                  ------------
                                                  ------------


   See accompanying notes to the combined financial statements.

      VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
                 COMBINED STATEMENT OF CASH FLOWS
            FOR THE THREE MONTHS ENDED MARCH 31, 1996
                        (In U.S. Dollars)

         Increase (Decrease) in Cash and Cash Equivalents

                                                    March 31,
                                                      1996
                                                  ------------
Cash (Loss) Flows From Operating Activities:
  Net Loss                                        $  (207,397)

  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Allowance for doubtful accounts                     400
      Depreciation and amortization                    23,487
      Accrued employee benefits                       (15,139)
      Deferred income taxes                            73,756

      Changes in assets and liabilities:
        Trade accounts receivable                      25,524
        Taxes receivable                               (6,309)
        Inventories                                   560,565
        Prepaid expenses and other                     (6,311)
        Trade accounts payable                         13,943
        Accrued liabilities                           (65,618)
        Customer prepayments                         (291,424)
        Employees' profit sharing                      (2,674)
                                                  ------------
Net Cash Provided by Operating Activities             102,803
                                                  ------------

Net Cash Used in Investing Activities:
  Capital expenditures                               (114,108)
                                                  ------------
Cash Flows From Financing Activities:
  Capital lease payments                               42,491
                                                  ------------

Net Cash Provided by Financing Activities              42,491
                                                  ------------

Net Increase in Cash and Cash Equivalents              31,186

Cash and Cash Equivalents, at beginning of period
  In U.S. Dollars                                      53,643
  In local currency                                    28,202
  Effect of exchange rate changes on cash               2,322
                                                  ------------

Cash and Cash Equivalents, at end of period       $   115,353
                                                  ------------
                                                  ------------

See accompanying notes to the combined financial statements.

      VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
              NOTES TO COMBINED FINANCIAL STATEMENTS
                        (In U.S. Dollars)


NOTE 1- PROPERTY AND EQUIPMENT

     The Company's property and equipment at March 31, 1996 consisted of the following:

                                    Estimated
                                   useful lives
                                      (years)        1996
                                   ------------   ----------
Vehicles                                 5        $ 133,454
Data processing equipment                4          202,370
Furniture and fixtures                  10          102,193
Machinery and equipment                 10           64,848
Leasehold improvements                  20          101,819
                                                  ----------
                                                    604,684
Less- Accumulated depreciation and amortization    (157,266)
                                                  -----------
Net property and equipment                        $ 447,418
                                                  -----------
                                                  -----------

NOTE 2- INCOME TAXES

     The components of the net current deferred tax liability at March 31, 1996 is as follows:

                                                     1996
                                                  -----------
Allowance for doubtful accounts                   $   6,600

Customer prepayments                                 13,992
                                                  -----------
Gross current deferred tax asset                     20,592

Differences in basis of inventory                  (320,834)
                                                  -----------
Net current deferred tax liability                $(300,242)
                                                  -----------
                                                  -----------

      VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
              NOTES TO COMBINED FINANCIAL STATEMENTS
                        (In U.S. Dollars)


NOTE 2- INCOME TAXES (Continued)

The components of the long-term deferred tax assets at March 31, 1996 are as follows:

                                                            1996
                                                         -----------
Net operating loss carryforward                          $  81,386

Differences between net book value of property and
  equipment for financial statement and tax
  reporting purposes                                       (55,314)

Differences in accrued employee benefits for
  financial statement and tax reporting purposes             5,574
                                                         -----------
Net long-term deferred tax asset                         $  31,646
                                                         -----------
                                                         -----------



     The components of income tax expense at March 31, 1996 are as follows:

                                                            1996
                                                         -----------
Federal:
  Deferred                                               $  73,756

Tax on assets:
  Current                                                   28,241
                                                         -----------
                                                         $ 101,997
                                                         -----------
                                                         -----------

     In accordance with the Mexican Tax Law, a Company is subject to taxes based upon the greater of 34% of taxable income and 1.8% of net assets during the period ended March 31, 1996, as defined in the Tax Law.

      VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
              NOTES TO COMBINED FINANCIAL STATEMENTS
                        (In U.S. Dollars)


NOTE 2- INCOME TAXES (Concluded)

     Deferred income taxes result from differences in the recognition of revenues and expenses for tax and financial reporting purposes. A significant difference relates to the treatment of inventories under the Mexican Tax Law. Under this law, the cost of sales for financial statement purposes is not deductible for tax purposes, instead, inventory purchases are deductible for tax purposes in the year in which they are made. The sources of those differences and the related tax effects are as follows:

                                                            1996
                                                         -----------
Allowance for doubtful accounts                          $    (113)
Change in deferred tax assets on net
  operating loss carryforward                              128,003
Differences in basis of inventory                         (190,592)
Differences in basis of property and
  equipment for financial statement
  and tax reporting purposes                                30,721
Differences in accrued employee benefits
  for financial statement and tax
  return purposes                                            6,662
Customer prepayments                                        99,084
                                                         -----------
Deferred income tax expense                              $  73,756
                                                         -----------
                                                         -----------

NOTE 3- TRANSLATION LOSS

     The amount of $207,249 show in the income statement as translation loss is generated mainly by the exchange rate loss originated during the first quarter ended March 31, 1996.

The exchange rate loss generated, as mentioned before, is the consequence of liquidating liabilities that the company assumed in foreign exchange at a higher exchange rate than the one used at the time they were assumed. The main supplier in foreign exchange (dollars) to which payments were made during the quarter ended March 31, 1996 was Northern Telecom (Nortel).

      VEXTRO DE MEXICO, S.A. DE C.V. AND AFFILIATED COMPANY
              NOTES TO COMBINED FINANCIAL STATEMENTS
                        (In U.S. Dollars)


NOTE 4- OTHER INCOME

The item defined as other income in the income statement, includes the cancellation of an account payable for $144,000 (approx.) to Southwire Company, a foreign supplier with which the Company had a dispute two years ago (March
1994), that resulted in stopping the payments to this supplier as a right to set off. After a fraudulent collection of Southwire from a Letter of Credit that the Company had opened for them, the Company has not received any legal or extra-legal (written or verbal claim) for that amount of money that was claimed by the Company to offset the damages suffered as a result of the dispute.

The amount reflected in the other income line of the income statement is $94,923 (Pesos $711,360 at an exchange rate of Ps. $7.5526/dollar) as of date of these financial statements.

                                  POLISH TELEPHONES AND MICROWAVE CORPORATION
                                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                                MARCH 31, 1996

                                                       ASSETS

                                                                                             PRO FORMA
                                             PTMC      TELEREUNION            VEXTRO        ADJUSTMENTS              PRO FORMA
                                          ---------    -----------          ---------       -----------              ----------
Current Assets:
   Cash and cash equivalents            $   510,082     $    7,656         $  115,353       $   (68,113) (1)       $    564,978
   Short term investments                 2,909,524              -                  -                 -               2,909,524
   Accounts receivable                      190,870         76,794            947,802           (76,794) (2)          1,138,672
   Inventories                              440,520              -            943,628                                 1,384,148
   Other current assets                     131,399              -            170,049                                   301,448
                                          ---------        -------          ---------         ---------              ----------
            Total current assets          4,182,395         84,450          2,176,832          (144,907)              6,298,770

Property and equipment, net                 151,181              -            447,418                                   598,599
Excess of cost over net assets
   of businesses acquired                         -              -                  -           106,980  (3)          2,879,810
                                                                                              2,772,830  (4)
Deferred income tax                               -              -             31,646                                    31,646
Other assets                                207,085              -              5,353                 -                 212,438
                                          ---------        -------          ---------         ---------              ----------
                                        $ 4,540,661     $   84,450         $2,661,249       $ 2,734,903            $ 10,021,263
                                          ---------        -------          ---------         ---------              ----------
                                          ---------        -------          ---------         ---------              ----------

                                                           (continued)








         See notes to pro forma consolidated condensed financial statements.

                                  POLISH TELEPHONES AND MICROWAVE CORPORATION
                                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                                MARCH 31, 1995

                                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                             PRO FORMA
                                             PTMC      TELEREUNION            VEXTRO        ADJUSTMENTS              PRO FORMA
                                          ---------    -----------          ---------       -----------              ----------
Current liabilities:
   Accounts payable                     $   349,538     $        -         $1,678,854                 -            $  2,028,392
   Accrued liabilities                       43,854              -            459,680                 -                 503,534
   Dividends payable                              -              -            132,802                 -                 132,802
   Customer prepayments                           -              -             41,153                 -                  41,153
   Deferred income tax                            -              -            300,242                 -                 300,242
                                          ---------    -----------          ---------       -----------              ----------
            Total current liabilities       393,392              -          2,612,731                 -               3,006,123

Accrued employee benefits                         -              -             12,669                 -                  12,669
Minority interests                          738,431              -                  -                 -                 738,431
Stockholder's equity:
   Preferred stock                                -              -                  -                 -                       -
   Series A preferred stock                       -              -                  -                                         -
   Series B non-voting, non-partici-
        pating preferred stock                    -              -                  -       $       380  (4)                380
   Common stock                               1,890          3,315             99,900           (84,810) (1)              3,495
                                                                                                (15,090) (3)
                                                                                                  1,605  (4)
                                                                                                 (3,315) (4)
   Additional paid-in capital             8,113,238         81,135                  -           (81,135) (4)         10,968,533
                                                                                              2,855,295  (4)
   Effect of foreign currency translation         -              -              3,503            (3,503) (3)                  -
   Unpaid capital subscriptions            (600,000)             -                  -                                  (600,000)
   Legal reserve                                  -              -             19,980           (19,980) (3)                  -
   Retained earnings (deficit)           (4,106,290)                          (87,534)           16,697  (1)         (4,108,368)
                                                                                                (76,794) (2)
                                                                 -                              145,553  (3)
                                          ---------    -----------          ---------       -----------              ----------
                                          3,408,838         84,450             35,849         2,734,903               6,264,040
                                          ---------    -----------          ---------       -----------              ----------
                                        $ 4,540,661     $   84,450         $2,661,249       $ 2,734,903            $ 10,021,263
                                          ---------    -----------          ---------       -----------              ----------
                                          ---------    -----------          ---------       -----------              ----------

         See notes to pro forma consolidated condensed financial statements.

                             POLISH TELEPHONES AND MICROWAVE CORPORATION
                       PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                                            MARCH 31, 1996


                                                                                             PRO FORMA
                                             PTMC      TELEREUNION            VEXTRO        ADJUSTMENTS              PRO FORMA
                                          ---------    -----------          ---------       -----------              ----------
Revenues                                $   509,238     $        -         $1,616,703                              $  2,125,941
Cost of revenues                            318,161              -          1,187,856                                 1,506,017
                                          ---------    -----------          ---------       -----------              ----------
Gross profit                                191,077              -            428,847                                   619,924

Selling, general and administrative
   expense                                  401,544              -            410,919       $    76,794  (2)            889,257
                                          ---------    -----------          ---------       -----------              ----------
Income (loss) from operations              (210,467)             -             17,928           (76,794)               (269,333)

Interest expense                             (1,647)             -            (31,735)                                  (33,382)
Other income (expense)                       38,544              -            (91,593)                                  (53,049)
                                          ---------    -----------          ---------       -----------              ----------
Loss before income taxes
   and minority interests                  (173,570)             -           (105,400)          (76,794)               (355,764)

Provision for income tax
   expense (benefit)                         11,605              -            101,997                                   113,602
Utilization of loss carry forwards           (4,457)             -                  -                                    (4,457)
                                          ---------    -----------          ---------       -----------              ----------
Loss before minority interests             (180,718)             -           (207,397)          (76,794)               (464,909)
Minority interests in subsidiaries' losses     (390)             -                  -             8,526  (3)              8,136
                                          ---------    -----------          ---------       -----------              ----------
Net loss                                $  (181,108)    $        -         $ (207,397)      $   (68,268)           $   (456,773)
                                          ---------    -----------          ---------       -----------              ----------
                                          ---------    -----------          ---------       -----------              ----------
Net loss per common and common equivalent share                                                                    $      (0.10)
                                                                                                                     ----------
Weighted average number of common and common equivalent shares outstanding                                            4,628,357
                                                                                                                     ----------

         See notes to pro forma consolidated condensed financial statements.

                    POLISH TELEPHONES AND MICROWAVE CORPORATION
           NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                MARCH 31, 1996 AND THE YEAR ENDED DECEMBER 31, 1996


1.   PRO FORMA ADJUSTMENTS

	The adjustments applied to the historical amounts in the accompanying pro forma consolidated condensed financial statements of Polish Telephones And Microwave Corporation (the Company) are as follows:

     (1)	Adjustment to reflect the subsequent retirement of 280,000 shares of common stock of Vextro De Mexico, S.A. De C.V. (Vextro) and 2,700 shares of common stock of its affiliated company (Affiliate) in exchange for $68,113.

     (2) Adjustment to reflect the subsequent reclassification of amounts due to Telereunion, Inc. (Telereunion) from one of its stockholders for expenses incurred in connection with the proposed merger to administrative expense of Vextro.

     (3) Adjustment to reflect the subsequent issuance to Telereunion of 1,616,667 shares of common stock (97%) of Vextro and 9,700 shares of common stock (97%) of Affiliate in exchange for $81,194 and $2,000, respectively, and the consolidation of the financial statements of Telereunion, Vextro and Affiliate.

     (4) Adjustment to reflect the proposed issuance by the Company of 380,000 shares of Series B non-voting, non-participating preferred stock and 1,605,000 shares of its common stock in exchange for all of the outstanding shares of common stock of Telereunion in connection with the proposed reverse triangular merger, and the consolidation of the financial statements of the Company, Telereunion and their subsidiaries.


2.   SUMMARY OF SIGNIFICANT ASSUMPTIONS

     Significant management assumptions underlying the pro forma adjustments described in Note 1. are as follows:

     a. The capital stock transactions of Vextro and Affiliate, the acquisition by Telereunion of 97% of the common stock of Vextro and Affiliate and the execution of the proposed reverse triangular merger by which Telereunion will become a wholly-owned subsidiary of the

         Company have been reflected retroactively as though the transactions occurred as of March 31, 1996, for presentation in the pro forma consolidated condensed balance sheet, and as of January 1, 1996, for presentation in the pro forma consolidated condensed statement of operations.

     b. The Company will finalize and close an agreement with Telereunion for a reverse triangular merger, which provides that the Company will create a wholly-owned subsidiary which will merge with and into Telereunion in exchange for all of the outstanding shares of ownership of Telereunion being converted into the following securities of the
         Company:

         (1) 380,000 shares of Series B non-voting, non-participating preferred stock, par value $.001, which is preferred only with respect to redemption or liquidation at par upon the attainment of certain equity increase or cash flow goals.

         (2)  1,605,000 shares of common stock.

         (3) warrants for the purchase of 95,000 shares and 2,500,000 shares of common stock (Series A warrants and Series B warrants, respectively).

              The Series A warrants will be exercisable at a price equal to the average closing price of the Company's common stock as quoted on the NASDAQ exchange for the twenty days preceding December 22, 1995 (agreed by the parties to be $2.19 per share), if, within eighteen months of the closing of the agreement, (a) the bid price for the Company's common stock on the NASDAQ exchange is $12.00 per share or higher for ninety consecutive days, or (b) the net consolidated shareholders' equity of the Company increases at least $5,000,000 from the date of the closing. The warrants expire after the eighteen month period if neither condition is met and unconditionally after seven years from the date of the closing.

              The Series B warrants will be exercisable at $2.19 per share forty percent (1,000,000 shares) upon the Company achieving fully-diluted earnings per share of $.315, an additional forty percent (total 2,000,000 shares) upon the Company achieving fully-diluted earnings per share of $.458, and the final twenty percent (total 2,500,000 shares) upon the Company achieving fully-diluted earnings per share of $.75. Only the number of shares under the Series B warrants which would be exercisable are given weight in calculating fully-diluted earnings per share, whether or not they are dilutive, and earnings are measured before charges for depreciation, amortization and any charges resulting from the vesting of warrants related to the merger.
              The Series B warrants become fully exercisable upon the bid price for the Company's common stock on the NASDAQ exchange being $12.00 per share or higher for ninety consecutive days, and they expire unconditionally after seven years from the date of the closing.

              Also as part of the agreement, outstanding options to purchase 454,908 shares of Telereunion common stock at a price of $.65 per share will be converted into options to purchase 216,618 shares of common stock of the Company at $1.35 per share. The options will expire in ten years after the date of the closing. Outstanding warrants for the purchase of 663,000 shares of Telereunion common stock will be terminated upon closing of the agreement.

     c. The merger transaction described above is valued at an assumed market price of $1.78 per share of common stock of the Company, which was the closing price on the NASDAQ exchange on December 27, 1995( the day before the press release announcing the plan for merger), and the par value of the Series B non-voting, non-participating preferred stock, which are issued in exchange for all of the shares of ownership of Telereunion. The transaction is accounted for as a purchase.

     d. The net book values of the net assets of Telereunion and its subsidiaries approximate their fair market values, and the amount by which the value of the Company's securities issued in connection with the merger transaction exceed the net book values of the net assets of Telereunion and its subsidiaries is recorded as an asset and presented as the excess of cost over net assets of businesses acquired.


3.	COMMON AND PREFERRED STOCKS

     After the closing of the merger transaction described above, the Company would have the following capitalization as of March 31, 1996:

          Preferred stock, $.001 par value; 4,000,000 shares
          authorized, no shares issued and outstanding,
          without defined preference rights                     $          -

          Series A preferred stock, $.001 par value; 1,000,000
          shares authorized, no shares issued and outstanding,
          preference rights limited to liquidation of the Company          -

          Series B preferred stock, $.001 par value; 380,000
          shares authorized, issued and outstanding, preference
          rights limited to redemption and liquidation of the
          Company under specified conditions                             380

          Common stock, $.001 par value; 10,000,000 shares
          authorized, 3,495,442 shares issued and outstanding          3,495




                                     45

          Additional paid-in capital                              10,968,533

          Unpaid capital subscriptions                              (600,000)

          Accumulated deficit                                     (4,108,368)
                                                                  -----------
          Total stockholders' equity                            $  6,264,040
                                                                  -----------
                                                                  -----------

4.	NET LOSS PER COMMON AND COMMON EQUIVALENT SHARE

     The net loss per common and common equivalent share is based on the weighted average number of shares of common stock outstanding, including the shares issued in connection with the merger transaction described above as though they were outstanding for the entire period. Common equivalent shares include stock options for 196,394 shares granted at prices below the average fair market (trading) price of $3.28 per share, as if they were outstanding for the entire period, calculated by the treasury stock method for the period prior to actual issuance, and the Series A warrants, the Series B warrants and the stock options to be issued in connection with the merger transaction, all exercisable at prices below the average fair market price and calculated by the treasury stock method.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                      Polish Telephones and Microwave Corporation
                      -------------------------------------------
                                      (Registrant)

August 1, 1996           /s/ Gary Panno
- ---------------       -------------------------------------------
                                       Gary Panno
                                Chief Executive Officer





















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